[Translation]

Cabinet Office Ordinance Concerning Disclosure of Status of Bulk Holding of Share Certificates, Etc.

Form No. 1

Cover page

Filing Document (2):                                 Report on Amendment No.6
Based on:                                            Article 27-25, Paragraph 1 of the Securities and Exchange
                                                     Law
Filed with:                                          Director of Tokai Local Finance Bureau
Name (3):                                            Fujio Cho, President, Toyota Motor Corporation
Address or Location of Head Office (3):              1 Toyota-cho, Toyota City, Aichi Prefecture
Effective Date of Reporting Duty (4):                January 13, 2004
Filing Date:                                         January 20, 2004
Total  Number  of  Submitter   and  Joint  Holders   4
(persons):
Submitting Method (5):                               Jointly


I. Matters Regarding Issuing Company (6)

----------------------------------------------------------------------------------------------------------------
   Name of Issuing Company              Aisin Seiki Co., Ltd.
----------------------------------------------------------------------------------------------------------------
   Company Code                         7259
----------------------------------------------------------------------------------------------------------------
   Listed / Over-the-counter            Listed
----------------------------------------------------------------------------------------------------------------
   Listed Securities Exchange(s)        Tokyo, Osaka, Nagoya,
----------------------------------------------------------------------------------------------------------------
   Location of Head Office              1, Asahimachi 2-chome, Kariya City, Aichi Prefecture
----------------------------------------------------------------------------------------------------------------


II.  Matters Regarding Submitter

   1. Submitter (Bulk Holder)/1 (7)
        (1) Profile of Submitter (8)
            [1] Submitter (Bulk Holder)

----------------------------------------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
----------------------------------------------------------------------------------------------------------------
   Name                                 Toyota Motor Corporation
----------------------------------------------------------------------------------------------------------------
   Address or Location of Head          1 Toyota-cho, Toyota City, Aichi Prefecture
   Office
----------------------------------------------------------------------------------------------------------------
   Former Name
----------------------------------------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
----------------------------------------------------------------------------------------------------------------

       [2] Individual

----------------------------------------------------------------------------------------------------------------
   Date of Birth
----------------------------------------------------------------------------------------------------------------
   Occupation
----------------------------------------------------------------------------------------------------------------
   Name of Company
----------------------------------------------------------------------------------------------------------------
   Address of Company
----------------------------------------------------------------------------------------------------------------

       [3] Judicial Person

----------------------------------------------------------------------------------------------------------------
   Date of Incorporation                August 27, 1937
----------------------------------------------------------------------------------------------------------------
   Name of Representative               Fujio Cho
----------------------------------------------------------------------------------------------------------------
   Title of Representative              President
----------------------------------------------------------------------------------------------------------------
   Business Purposes                    Manufacture, sale, leasing and
                                        repair of motor vehicles, ships,
                                        aircraft, other transportation machinery
                                        and apparatus, space machinery and
                                        apparatus, and parts thereof, etc.
----------------------------------------------------------------------------------------------------------------

       [4] Place to Contact

----------------------------------------------------------------------------------------------------------------
   Place to Contact and Name of         Yuji Maki, General Manager of Financial Reporting Department,
   Person in Charge                     Accounting Division
----------------------------------------------------------------------------------------------------------------
   Telephone Number                     0565-28-2121
----------------------------------------------------------------------------------------------------------------


     (2) Holding Purposes (9)
----------------------------------------------------------------------------------------------------------------

   For strategic investment (maintenance and development of the business relationship)

----------------------------------------------------------------------------------------------------------------

     (3) Breakdown of Stock, Etc. Held by Submitter (10)
         [1] Number of Stock, Etc. Held

----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                               65,558,549                   --                    --
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                --                    --     G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                --                    --     H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                --                    --     I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                --                           J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares                                   --
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                --                           K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                --                           L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M         65,558,549     N             --     O              --
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                --
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q         65,558,549
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                --
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------



       [2] Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares       S        289,229,898
  (shares) (as of September 30,
  2003)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                         22.67
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                         23.91
  Held Stated in the Preceding
  Report (%)
----------------------------------------------------------------------------------------------------------------



     (4) Conditions concerning Acquisition or Disposal during the Last Sixty
        (60) Days of Shares, Etc. Issued by Issuing Company (11)
----------------------------------------------------------------------------------------------------------------
Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
   January 13,           Bonds with Stock          4,738,675               Disposal              Yen 117.62
       2004             Acquisition Rights
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

     (5) Material Agreements Including Security Agreements Related to Shares,
         Etc. (12)
----------------------------------------------------------------------------------------------------------------
   Not applicable.
----------------------------------------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
----------------------------------------------------------------------------------------------------------------
   Amount of Own Funds (T) (Yen 1,000)            21,243,522
----------------------------------------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)                  --
   (Yen 1,000)
----------------------------------------------------------------------------------------------------------------
   Total Amount of Other Funds (V) (Yen 1,000)         --
----------------------------------------------------------------------------------------------------------------
   Breakdown of Above (V)                              --
----------------------------------------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition          21,243,522
   (Yen 1,000) (T+U+V)
----------------------------------------------------------------------------------------------------------------


       [2] Breakdown of Borrowings
----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of       Amount
            (Name of Branch)      Business     Representative                        Borrowing     (Yen 1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------



II.  Matters Regarding Submitter

   2. Submitter (Bulk Holder)/2 (7)
        (1) Profile of Submitter (8)
           [1] Submitter (Bulk Holder)
----------------------------------------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
----------------------------------------------------------------------------------------------------------------
   Name                                 Toyota Central Research and Development Laboratories, Incorporated
----------------------------------------------------------------------------------------------------------------
   Address or Location of Head          41-1, Aza Yokomichi, Oaza Nagakute, Nagakute-cho, Aichi-gun, Aichi
   Office                               Prefecture
----------------------------------------------------------------------------------------------------------------
   Former Name
----------------------------------------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
----------------------------------------------------------------------------------------------------------------

       [2] Individual
----------------------------------------------------------------------------------------------------------------
   Date of Birth
----------------------------------------------------------------------------------------------------------------
   Occupation
----------------------------------------------------------------------------------------------------------------
   Name of Company
----------------------------------------------------------------------------------------------------------------
   Address of Company
----------------------------------------------------------------------------------------------------------------

       [3] Judicial Person
----------------------------------------------------------------------------------------------------------------
   Date of Incorporation                November 9, 1960
----------------------------------------------------------------------------------------------------------------
   Name of Representative               Norikatsu Ishikawa
----------------------------------------------------------------------------------------------------------------
   Title of Representative              President
----------------------------------------------------------------------------------------------------------------
   Business Purposes                   Development of fundamental technologies and various
                                       research, examination and investigation, etc. on the use of such fundamental technologies.
----------------------------------------------------------------------------------------------------------------

       [4] Place to Contact
----------------------------------------------------------------------------------------------------------------
   Place to Contact and Name of         Mutsushi Ochiai, Manager of Accounting Division
   Person in Charge
----------------------------------------------------------------------------------------------------------------
   Telephone Number                     0561-63-6158
----------------------------------------------------------------------------------------------------------------

     (2) Holding Purposes (9)
----------------------------------------------------------------------------------------------------------------
   For strategic investment (maintenance and development of the business relationship)
----------------------------------------------------------------------------------------------------------------



     (3) Breakdown of Stock, Etc. Held by Submitter (10)
         [1] Number of Stock, Etc. Held
----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                   27,751                   -                          -
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                      -         G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                      -         H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                      -         I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                 J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                 K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                 L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M             27,751     N              -         O
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                  -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q             27,751
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                  -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares       S        289,229,898
  (shares) (as of September 30,
  2003)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.01
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.01
  Held Stated in the Preceding
  Report (%)
----------------------------------------------------------------------------------------------------------------



     (4) Conditions concerning Acquisition or Disposal during the Last Sixty
        (60) Days of Shares, Etc. Issued by Issuing Company (11)
----------------------------------------------------------------------------------------------------------------
Date             Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
                 Not Applicable
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
----------------------------------------------------------------------------------------------------------------
   Not applicable.
----------------------------------------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
----------------------------------------------------------------------------------------------------------------
   Amount of Own Funds (T) (Yen 1,000)          -
----------------------------------------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)           -
   (Yen 1,000)
----------------------------------------------------------------------------------------------------------------
   Total Amount of Other Funds (V) (Yen 1,000)  -
----------------------------------------------------------------------------------------------------------------
   Breakdown of Above (V)                       -
----------------------------------------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition        -
   (Yen 1,000) (T+U+V)
----------------------------------------------------------------------------------------------------------------



       [2] Breakdown of Borrowings
----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of       Amount
            (Name of Branch)      Business     Representative                        Borrowing     (Yen 1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

II.  Matters Regarding Submitter


   3. Submitter (Bulk Holder)/3 (7)
      (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
----------------------------------------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
----------------------------------------------------------------------------------------------------------------
   Name                                 Kanto Auto Works Ltd.
----------------------------------------------------------------------------------------------------------------
   Address or Location of Head          Tauraminato-cho, Yokosuka City, Kanagawa Prefecture
   Office
----------------------------------------------------------------------------------------------------------------
   Former Name
----------------------------------------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
----------------------------------------------------------------------------------------------------------------

       [2] Individual
----------------------------------------------------------------------------------------------------------------
   Date of Birth
----------------------------------------------------------------------------------------------------------------
   Occupation
----------------------------------------------------------------------------------------------------------------
   Name of Company
----------------------------------------------------------------------------------------------------------------
   Address of Company
----------------------------------------------------------------------------------------------------------------

       [3] Judicial Person
----------------------------------------------------------------------------------------------------------------
   Date of Incorporation               July 22, 1942
----------------------------------------------------------------------------------------------------------------
   Name of Representative              Susumu Uchikawa
---------------------------------------------------------------------------------------------------------------
   Title of Representative             President
----------------------------------------------------------------------------------------------------------------
   Business Purposes                   Manufacture, sale and repair of
                                       motor vehicles and other transportation
                                       machinery apparatus, and parts thereof,
                                       etc.
----------------------------------------------------------------------------------------------------------------

       [4] Place to Contact
----------------------------------------------------------------------------------------------------------------
   Place to Contact and Name of         Yousuke Uematsu, General Manager of Finance and Cost Management
   Person in Charge                     Division
----------------------------------------------------------------------------------------------------------------
   Telephone Number                     046-862-2681
----------------------------------------------------------------------------------------------------------------

     (2) Holding Purposes (9)
----------------------------------------------------------------------------------------------------------------
   For strategic investment (maintenance and development of the business relationship)
----------------------------------------------------------------------------------------------------------------



     (3) Breakdown of Stock, Etc. Held by Submitter (10)
         [1] Number of Stock, Etc. Held
----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                   38,115                      -                       -
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                         -      G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                         -      H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                         -      I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                 J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                 K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                 L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M             38,115     N                -       O
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                  -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q             38,115
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                  -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares       S        289,229,898
  (shares) (as of September 30,
  2003)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.01
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.01
  Held Stated in the Preceding
  Report (%)
----------------------------------------------------------------------------------------------------------------



     (4) Conditions concerning Acquisition or Disposal during the Last Sixty
        (60) Days of Shares, Etc. Issued by Issuing Company (11)
----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
                          Not Applicable
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
----------------------------------------------------------------------------------------------------------------
   Not applicable.
----------------------------------------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
----------------------------------------------------------------------------------------------------------------
   Amount of Own Funds (T) (Yen 1,000)            -
----------------------------------------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)             -
   (Yen 1,000)
----------------------------------------------------------------------------------------------------------------
   Total Amount of Other Funds (V) (Yen 1,000)    -
----------------------------------------------------------------------------------------------------------------
   Breakdown of Above (V)                         -
----------------------------------------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition          -
   (Yen 1,000) (T+U+V)
----------------------------------------------------------------------------------------------------------------



       [2] Breakdown of Borrowings
----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of      Amount
            (Name of Branch)      Business     Representative                        Borrowing    (Yen 1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------


II.  Matters Regarding Submitter

   4. Submitter (Bulk Holder)/4 (7)
      (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
----------------------------------------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
----------------------------------------------------------------------------------------------------------------
   Name                                 Toyota Auto Body Co., Ltd.
----------------------------------------------------------------------------------------------------------------
   Address or Location of Head          100, Kaneyama, Ichirisato-cho, Kariya City, Aichi Prefecture
   Office
----------------------------------------------------------------------------------------------------------------
   Former Name
----------------------------------------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
----------------------------------------------------------------------------------------------------------------

       [2] Individual
----------------------------------------------------------------------------------------------------------------
   Date of Birth
----------------------------------------------------------------------------------------------------------------
   Occupation
----------------------------------------------------------------------------------------------------------------
   Name of Company
----------------------------------------------------------------------------------------------------------------
   Address of Company
----------------------------------------------------------------------------------------------------------------

       [3] Judicial Person
----------------------------------------------------------------------------------------------------------------
   Date of Incorporation                August 31, 1945
----------------------------------------------------------------------------------------------------------------
   Name of Representative               Risuke Kubochi
----------------------------------------------------------------------------------------------------------------
   Title of Representative              President
----------------------------------------------------------------------------------------------------------------
   Business Purposes                   Manufacture and sale of auto bodies
----------------------------------------------------------------------------------------------------------------

       [4] Place to Contact
----------------------------------------------------------------------------------------------------------------
   Place to Contact and Name of         Shinobu Ichikawa, Director and Deputy General Manager of Business
   Person in Charge                     Administration Division
----------------------------------------------------------------------------------------------------------------
   Telephone Number                     0566-36-2121
----------------------------------------------------------------------------------------------------------------

     (2) Holding Purposes (9)
----------------------------------------------------------------------------------------------------------------
   For strategic investment (maintenance and development of the business relationship)
----------------------------------------------------------------------------------------------------------------



     (3) Breakdown of Stock, Etc. Held by Submitter (10)
        [1] Number of Stock, Etc. Held
----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                  237,583                      -
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                         -      G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                         -      H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                         -      I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M            237,583     N                -      O
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                 -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q            237,583
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                 -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares       S        289,229,898
  (shares) (as of September 30,
  2003)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.08
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.08
  Held Stated in the Preceding
  Report (%)
----------------------------------------------------------------------------------------------------------------



     (4) Conditions concerning Acquisition or Disposal during the Last Sixty
        (60) Days of Shares, Etc. Issued by Issuing Company (11)
----------------------------------------------------------------------------------------------------------------
Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
                Not Applicable
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
----------------------------------------------------------------------------------------------------------------
   Not applicable.
----------------------------------------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
----------------------------------------------------------------------------------------------------------------
   Amount of Own Funds (T) (Yen 1,000)          -
----------------------------------------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)           -
   (Yen 1,000)
----------------------------------------------------------------------------------------------------------------
   Total Amount of Other Funds (V) (Yen 1,000)  -
----------------------------------------------------------------------------------------------------------------
   Breakdown of Above (V)                       -
----------------------------------------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition        -
   (Yen 1,000) (T+U+V)
----------------------------------------------------------------------------------------------------------------

       [2] Breakdown of Borrowings
----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of      Amount
            (Name of Branch)      Business     Representative                        Borrowing    (Yen 1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

IV. Summary List Regarding Submitter and Joint Holders

   1. Submitter and Joint Holders (18)

      Toyota Motor Corporation
      Toyota Central Research & Development Laboratories, Inc.
      Kanto Auto Works Ltd.
      Toyota Auto Body Co., Ltd.

   2. Breakdown of Stock, Etc. Held by Submitter and Joint Holders (19)
      (1) Number of Stock, Etc. Held

----------------------------------------------------------------------------------------------------------------
                                          Main Text of Article      Article 27-23,          Article 27-23,
                                           27-23, Paragraph 3     Paragraph 3, Item 1    Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                  65,861,998                                           -
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                       A                                     -     G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock Acquisition        B                                     -     H
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition Rights     C                                     -     I
  (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to            D                                           J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts Representing
  Ownership Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary Receipts       E                                           K
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject             F                                           L
  Securities
----------------------------------------------------------------------------------------------------------------
             Total (shares)               M         65,861,998    N                   O
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which were      P                  -
  Transferred through a Margin
  Transaction and which are to be
  Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held             Q         65,861,998
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted           R                  -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

     (2) Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares           S        289,229,898
  (shares) (as of September 30, 2003)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc. Held by                     22.77
  the Above-stated Submitter (%)
  (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc. Held                        24.02
  Stated in the Preceding Report (%)
----------------------------------------------------------------------------------------------------------------
